SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 2, 2009

Constitution Mining Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +51-1-446-6807
_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 2, 2009, the board of directors appointed Steven McMullan (Age: 52) to serve as a member of the board of directors until the next annual meeting of the shareholders or until removed by other action as allowed by the corporate bylaws.

Mr. McMullan is an earth scientist specializing in geophysics, and has been involved in exploration for minerals, groundwater, diamonds and engineering studies in Africa, Asia, South and North America for nearly 30 years.  Since 2007, Mr. McMullan has served as Vice President of Exploration of Ecometals Limited, a Canadian public company listed on the Toronto Venture Exchange.  Mr. McMullan is responsible for all aspects of planning, execution, quality assurance, quality control and regulatory compliance of exploration programs conducted by Ecometals Limited. Mr. McMullan is also a member of the Ecometals Disclosure Committee and is responsible for all technical disclosures by the Company.  From 2004 to 2007, Mr. McMullan served as Exploration Geophysicist and Project Manager for Jinshan Gold Mines Limited, a Canadian mining company operating in China, where his responsibilities included regional project generation and evaluation, exploration project management, and mining experience including international standard ESIA (environmental and social impact assessment), process water resources estimation, sampling protocols and quality control for mineral resource estimation and mining grade control, and managing the environmental, health and safety programs.  Mr. McMullan is a member of the Society of Exploration Geophysicists, South African Geophysical Association, Sociedad de Ingenieros del Ecuador and is a Registered Professional Geoscientist with the Association of Professional Engineers and Geoscientists of Saskatchewan, Canada.

There are no family relationships between Mr. McMullan and any other of our directors or executive officers.

Mr. McMullan has not had any material direct or indirect interest in any of our transactions since the beginning of the Company’s last fiscal year or in any currently proposed transaction.

A copy of the press release announcing the appointments of Mr. McMullan is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Text of press release entitled “Constitution Mining Appoints Team of Leading Gold Experts” dated October 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constitution Mining Corp.

/s/        Kenneth Phillippe
Name:  Kenneth Phillippe
Title:    Chief Financial Officer
Date:    October 2, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release entitled “Constitution Mining Appoints Team of Leading Gold Experts” dated October 2, 2009.